UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21311

Registrant Name:	PIMCO High Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2016

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

April 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.4%
BANK LOAN OBLIGATIONS 1.2%
iHeartCommunications, Inc.
7.185% due 01/30/2019		$10,450	$7,823
Sequa Corp.
5.250% due 06/19/2017		2,580	1,988

Total Bank Loan Obligations (Cost $12,344)			9,811

CORPORATE BONDS & NOTES 65.3%
BANKING & FINANCE 33.7%
AGFC Capital Trust
6.000% due 01/15/2067		27,410	15,487
Altice Financing S.A.
7.500% due 05/15/2026 (b)		3,000	3,011
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		4,634	4,717
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	1,600	1,693
Banco do Brasil S.A.
6.250% due 04/15/2024 (f)		$7,350	4,231
9.000% due 06/18/2024 (f)		9,239	6,675
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,900	571
4.000% due 01/21/2019 ^		5,800	1,743
4.750% due 01/15/2018 ^		6,400	1,924
Banco Santander S.A.
6.250% due 09/11/2021 (f)		2,300	2,297
Barclays PLC
7.875% due 09/15/2022 (f)	GBP	7,210	9,649
8.000% due 12/15/2020 (f)	EUR	7,140	8,186
BGC Partners, Inc.
5.375% due 12/09/2019 (i)		$8,760	9,073
Blackstone CQP Holdco LP
9.296% due 03/19/2019		7,699	7,603
BNP Paribas S.A.
7.375% due 08/19/2025 (f)(i)		10,000	9,888
Cantor Fitzgerald LP
6.500% due 06/17/2022 (i)		13,100	13,588
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,000	4,749
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (i)		$5,000	4,763
Credit Agricole S.A.
7.500% due 06/23/2026 (f)	GBP	400	539
7.875% due 01/23/2024 (f)		$5,950	5,740
7.875% due 01/23/2024 (f)(i)		3,600	3,473
Credit Suisse Group AG
7.500% due 12/11/2023 (f)		2,736	2,727
Doctors Co.
6.500% due 10/15/2023		10,000	11,016
GSPA Monetization Trust
6.422% due 10/09/2029 (i)		8,095	9,166
HSBC Holdings PLC
6.000% due 09/29/2023 (f)	EUR	3,400	3,757
International Lease Finance Corp.
6.980% due 10/15/2018		$18,000	18,290
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,500	1,275
Lloyds Bank PLC
12.000% due 12/16/2024 (f)(i)		27,700	36,668
Midwest Family Housing LLC
6.631% due 01/01/2051		4,931	4,107
Nationwide Building Society
10.250% due 06/29/2049 (f)	GBP	19	3,543
Navient Corp.
5.625% due 08/01/2033 (i)		$29,295	20,799
Novo Banco S.A.
5.000% due 04/04/2019	EUR	439	327
5.000% due 04/23/2019		1,045	775
5.000% due 05/14/2019		792	589
5.000% due 05/21/2019		387	288
5.000% due 05/23/2019		384	286
Preferred Term Securities Ltd.
1.014% due 09/23/2035		$786	637

Rio Oil Finance Trust
9.250% due 07/06/2024		28,017	19,367
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		2,100	1,964
8.000% due 08/10/2025 (f)		1,000	961
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,453	5,773
6.052% due 10/13/2039		4,726	6,740
TIG FinCo PLC
8.500% due 03/02/2020		937	1,397
8.750% due 04/02/2020		4,815	5,734

			275,786

INDUSTRIALS 23.6%
Ardagh Packaging Finance PLC
6.750% due 05/15/2024 (b)	EUR	1,400	1,603
7.250% due 05/15/2024 (b)		$1,800	1,800
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,827	2,106
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(i)		8,132	6,018
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		19,100	17,333
11.250% due 06/01/2017 ^		10,700	9,683
Chesapeake Energy Corp.
3.878% due 04/15/2019		750	488
8.000% due 12/15/2022		300	206
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	5,000	7,263
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$1,977	919
Ford Motor Co.
7.700% due 05/15/2097 (i)		16,610	20,084
General Shopping Finance Ltd.
10.000% due 05/30/2016 (f)		5,300	3,108
General Shopping Investments Ltd.
12.000% due 03/20/2017 ^(f)		2,500	638
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,529	19,411
Harvest Operations Corp.
6.875% due 10/01/2017		28,618	24,576
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	300	317
4.500% due 12/06/2016	JPY	10,000	89
iHeartCommunications, Inc.
9.000% due 09/15/2022		$5,500	3,884
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,615	1,909
8.125% due 06/01/2023		5,704	1,897
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		11,650	10,660
Numericable SFR S.A.
7.375% due 05/01/2026		1,400	1,423
Pomegranate Merger Sub, Inc.
9.750% due 05/01/2023		4,400	4,345
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (b)		6,300	6,568
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	19,600	29,952
Sequa Corp.
7.000% due 12/15/2017		$17,343	2,601
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		3,320	3,254
Tembec Industries, Inc.
9.000% due 12/15/2019		1,500	1,087
UCP, Inc.
8.500% due 10/21/2017		10,300	10,351
Warren Resources, Inc.
9.000% due 08/01/2022 ^		3,000	9

			193,582

UTILITIES 8.0%
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,071
7.500% due 04/01/2024		1,330	1,337
Frontier Communications Corp.
10.500% due 09/15/2022		1,070	1,107
11.000% due 09/15/2025		1,070	1,085
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (i)		11,200	10,671
6.000% due 11/27/2023 (i)		8,500	8,723
6.000% due 11/27/2023		1,400	1,437
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		360	382

Illinois Power Generating Co.
7.000% due 04/15/2018		16,800	7,560
7.950% due 06/01/2032		900	389
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (i)		15,200	15,633
NRG REMA LLC
9.237% due 07/02/2017		175	171
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		5,024	1,083
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		5,280	731
6.750% due 10/01/2023		11,327	1,586
Petrobras Global Finance BV
3.522% due 03/17/2020		2,520	2,069
6.250% due 12/14/2026	GBP	8,600	9,582
6.625% due 01/16/2034		200	207
7.875% due 03/15/2019		$700	699

			65,523

Total Corporate Bonds & Notes (Cost $585,313)			534,891

MUNICIPAL BONDS & NOTES 9.9%
CALIFORNIA 2.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,377
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,821
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030		7,500	8,837
7.750% due 09/01/2040		6,500	7,338
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032		290	338

			20,711

DISTRICT OF COLUMBIA 1.4%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	11,120

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	9,686
7.517% due 01/01/2040		9,805	9,845

			19,531

NEW YORK 0.4%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		3,595	3,596

PENNSYLVANIA 0.9%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030		7,000	7,093

TEXAS 1.0%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043		7,535	8,598

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		1,375	1,127

WEST VIRGINIA 1.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		10,260	9,493

Total Municipal Bonds & Notes (Cost $76,968)			81,269

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
3.500% due 09/25/2027 (a)		686	81
4.000% due 05/25/2020 (a)		271	2
5.739% due 10/25/2028		800	827
6.231% due 10/25/2017 - 01/25/2018 (a)		70,891	1,589
6.435% due 09/25/2028		3,500	3,747
9.122% due 10/25/2041 (i)		1,211	1,327
10.000% due 01/25/2034		219	268
14.245% due 05/25/2043 (i)		2,389	2,570

Freddie Mac
4.000% due 08/15/2020 (a)		722	40
4.500% due 10/15/2037 (a)		1,319	136
5.000% due 06/15/2033 (a)		2,333	331
5.667% due 07/15/2035 (a)		1,679	276
5.767% due 02/15/2042 (a)		2,905	458
6.136% due 11/25/2055		14,423	7,486
6.707% due 08/15/2036 (a)		1,005	233
9.633% due 10/25/2027		4,347	4,672
10.843% due 12/15/2043 (i)		1,421	1,546
12.135% due 05/15/2033		73	95
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)(i)		5,196	529
4.500% due 07/20/2042 (a)		350	62
5.000% due 09/20/2042 (a)		616	119
5.811% due 02/20/2042 (a)(i)		18,163	1,616

Total U.S. Government Agencies (Cost $35,384)			28,010

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Floating Rate Notes
0.522% due 01/31/2018 (k)(m)		3,261	3,269

Total U.S. Treasury Obligations (Cost $3,263)			3,269

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.5%
American Home Mortgage Assets Trust
6.250% due 06/25/2037		1,093	841
Banc of America Alternative Loan Trust
5.161% due 06/25/2046 ^(a)		10,530	1,863
6.000% due 03/25/2036 ^		4,847	3,910
6.000% due 06/25/2046 ^		83	68
Banc of America Funding Trust
6.000% due 07/25/2037 ^		775	604
6.250% due 10/26/2036		13,158	10,053
Banc of America Mortgage Trust
2.897% due 02/25/2036 ^		33	29
BCAP LLC Trust
5.233% due 03/26/2037		2,617	753
6.000% due 05/26/2037		6,625	4,314
8.544% due 10/26/2036		7,730	6,745
9.067% due 09/26/2036		7,626	6,925
26.897% due 06/26/2036		1,185	325
Bear Stearns Adjustable Rate Mortgage Trust
2.907% due 11/25/2034		158	152
2.923% due 05/25/2047 ^		504	453
Bellemeade Re Ltd.
6.736% due 07/25/2025		1,250	1,236
Chase Mortgage Finance Trust
2.672% due 12/25/2035 ^		35	32
5.417% due 09/25/2036 ^		190	166
5.500% due 05/25/2036 ^		9	8
Citigroup Mortgage Loan Trust, Inc.
0.783% due 07/25/2036		18	17
2.636% due 07/25/2046 ^		118	102
2.809% due 08/25/2037 ^		952	835
2.852% due 07/25/2037 ^		220	207
3.383% due 11/25/2035		16,888	9,486
6.500% due 09/25/2036		4,676	3,628

Countrywide Alternative Loan Trust
0.609% due 07/25/2046		16,701	17,750
0.689% due 12/25/2046		2,945	1,844
2.915% due 02/25/2037 ^		473	423
3.195% due 07/25/2046 ^		881	1,243
4.461% due 07/25/2021 ^		414	411
4.561% due 04/25/2035 (a)		6,711	877
5.500% due 03/25/2036 ^		400	325
6.000% due 11/25/2036 ^		300	260
6.000% due 02/25/2037 ^		7,906	6,041
6.000% due 05/25/2037 ^		3,880	3,274
6.250% due 12/25/2036 ^		4,252	3,365
6.250% due 08/25/2037 ^		368	299
6.500% due 06/25/2036 ^		1,261	975
Countrywide Home Loan Mortgage Pass-Through Trust
2.621% due 09/20/2036 ^		765	665
2.754% due 09/25/2047 ^		86	77
4.911% due 12/25/2036 (a)		5,130	901
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		2,930	2,229
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	4,710	4,859
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^		$2,513	2,034
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	5,969	4,821
HarborView Mortgage Loan Trust
2.818% due 08/19/2036 ^		$643	479
4.298% due 08/19/2036 ^		41	37

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043	EUR	8,196	7,084
IndyMac Mortgage Loan Trust
3.224% due 05/25/2037 ^		$3,293	2,523
JPMorgan Alternative Loan Trust
2.647% due 03/25/2037 ^		10,501	7,968
JPMorgan Mortgage Trust
6.181% due 01/25/2037 ^(a)		25,796	6,542
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		2,606	2,037
5.562% due 02/15/2040		2,791	2,108
Lehman XS Trust
0.659% due 06/25/2047		5,195	3,641
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.234% due 04/25/2036 ^		6,281	4,469
RBSSP Resecuritization Trust
9.179% due 06/26/2037		5,758	3,535
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		765	634
6.250% due 09/25/2037 ^		5,954	4,135
6.500% due 08/25/2036 ^		1,008	575
Structured Adjustable Rate Mortgage Loan Trust
2.706% due 01/25/2036 ^		256	193
3.014% due 04/25/2047		969	749
Structured Asset Mortgage Investments Trust
0.629% due 07/25/2046 ^		17,299	11,652
WaMu Mortgage Pass-Through Certificates Trust
1.972% due 01/25/2037 ^		163	138
2.202% due 12/25/2036 ^		105	91
2.268% due 05/25/2037 ^		228	182
2.269% due 04/25/2037 ^		142	121
2.411% due 02/25/2037 ^		276	241
2.482% due 02/25/2037 ^		312	280
Washington Mutual Mortgage Pass-Through Certificates Trust
6.241% due 04/25/2037 (a)		15,710	4,892
6.500% due 03/25/2036 ^		9,291	6,679

Total Non-Agency Mortgage-Backed Securities (Cost $165,364)			176,410

ASSET-BACKED SECURITIES 19.5%
ACE Securities Corp. Home Equity Loan Trust
0.579% due 07/25/2036		6,649	4,750
Apidos CLO
0.000% due 07/22/2026 (e)		3,000	1,405
Argent Securities Trust
0.629% due 03/25/2036		6,596	3,341
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.669% due 01/25/2036		12,536	9,564
CIFC Funding Ltd.
0.000% due 05/24/2026		4,000	2,588
0.000% due 07/22/2026 (e)		3,000	1,545
Citigroup Mortgage Loan Trust, Inc.
0.539% due 12/25/2036		14,690	9,419
Countrywide Asset-Backed Certificates
0.639% due 09/25/2047		9,929	8,191
4.950% due 07/25/2036		13,700	11,190
5.016% due 10/25/2046 ^		15,520	14,929
GSAA Trust
5.917% due 03/25/2037 ^		3,171	1,337
JPMorgan Mortgage Acquisition Trust
4.499% due 01/25/2037 ^		3,447	2,335
Long Beach Mortgage Loan Trust
0.629% due 02/25/2036		1,764	954
Merrill Lynch Mortgage Investors Trust
0.599% due 04/25/2037		1,000	536
4.277% due 03/25/2037		4,219	1,437
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		949	465
5.965% due 09/25/2046 ^		9,774	5,954
NovaStar Mortgage Funding Trust
0.599% due 10/25/2036		39,894	19,965
People’s Financial Realty Mortgage Securities Trust
0.599% due 09/25/2036		23,564	6,853
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,788	5,468
6.998% due 09/25/2037 ^		8,493	5,021
7.238% due 09/25/2037 ^		7,162	4,232
Sherwood Funding CDO Ltd.
0.800% due 11/06/2039		35,986	10,040
South Coast Funding Ltd.
1.221% due 08/10/2038		19,485	4,092
Taberna Preferred Funding Ltd.
1.001% due 08/05/2036		794	556
1.001% due 08/05/2036 ^		15,553	10,887
Trainer Wortham First Republic CBO Ltd.
1.820% due 11/06/2038		2,717	2,656

Tropic CDO Ltd.
0.948% due 07/15/2036		15,010	10,207
Washington Mutual Asset-Backed Certificates Trust
0.589% due 05/25/2036		318	224

Total Asset-Backed Securities (Cost $163,896)			160,141

SOVEREIGN ISSUES 1.2%
Argentine Republic Government International Bond
6.250% due 04/22/2019		200	208
6.875% due 04/22/2021		150	155
7.500% due 04/22/2026		300	305
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	880
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,900	4,476
Republic of Greece Government International Bond
3.000% due 02/24/2023		25	21
3.000% due 02/24/2024		25	21
3.000% due 02/24/2025		25	20
3.000% due 02/24/2026		25	20
3.000% due 02/24/2027		25	19
3.000% due 02/24/2028		25	19
3.000% due 02/24/2029		25	18
3.000% due 02/24/2030		25	18
3.000% due 02/24/2031		25	18
3.000% due 02/24/2032		25	17
3.000% due 02/24/2033		25	17
3.000% due 02/24/2034		25	17
3.000% due 02/24/2035		25	17
3.000% due 02/24/2036		25	17
3.000% due 02/24/2037		25	17
3.000% due 02/24/2038		25	17
3.000% due 02/24/2039		25	17
3.000% due 02/24/2040		25	16
3.000% due 02/24/2041		25	16
3.000% due 02/24/2042		25	17
4.500% due 11/08/2016	JPY	50,000	446
4.750% due 04/17/2019	EUR	3,000	3,071

Total Sovereign Issues (Cost $9,120)			9,900

	SHARES
COMMON STOCKS 0.1%
FINANCIALS 0.1%
TIG FinCo PLC (g)		828,934	581

Total Common Stocks (Cost $1,229)			581

PREFERRED SECURITIES 1.8%
BANKING & FINANCE 1.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		12,140	14,947

Total Preferred Securities (Cost $14,295)			14,947

SHORT-TERM INSTRUMENTS 5.1%
REPURCHASE AGREEMENTS (h) 4.2%			34,285

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.9%
0.167% due 05/12/2016 - 07/21/2016 (d)(e)(m)		$7,477	7,476

Total Short-Term Instruments (Cost $41,761)			41,761

Total Investments in Securities (Cost $1,108,937)			1,060,990

Total Investments 129.4% (Cost $1,108,937)			$1,060,990
Financial Derivative Instruments (j)(l) (1.0%) (Cost or Premiums, net $(2,661))			(8,296)
Preferred Shares (12.4%)			(101,975)
Other Assets and Liabilities, net (16.0%)			(131,031)

Net Assets Applicable to Common Shareholders 100.0%			$819,688

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind bond security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon bond.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$1,229	$581	0.07%

Borrowings and Other Financing Transactions

(h)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.410%	04/29/2016	05/02/2016	$500	U.S. Treasury Notes 2.250% due 11/15/2025	$(512)	$500	$500
BPG	0.410	04/29/2016	05/02/2016	13,400	U.S. Treasury Notes 2.000% due 02/15/2022	(13,693)	13,400	13,401
	0.430	04/29/2016	05/02/2016	500	Ginnie Mae 3.500% due 03/20/2045	(517)	500	500
DEU	0.420	04/29/2016	05/02/2016	2,500	U.S. Treasury Bonds 3.125% due 02/15/2043	(2,570)	2,500	2,500
SAL	0.420	04/29/2016	05/02/2016	11,100	U.S. Treasury Notes 1.750% due 12/31/2020	(11,333)	11,100	11,100
SSB	0.010	04/29/2016	05/02/2016	6,285	U.S. Treasury Notes 1.625% due 06/30/2019	(6,414)	6,285	6,285

Total Repurchase Agreements						$(35,039)	$34,285	$34,286

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(2,594)	$(2,593)
BPG	1.288	04/26/2016	07/26/2016		(6,078)	(6,079)
	1.390	04/06/2016	07/06/2016		(11,811)	(11,823)
	1.390	04/11/2016	07/11/2016		(3,029)	(3,031)
JML	1.250	04/26/2016	05/09/2016		(14,683)	(14,686)
MSC	1.000	02/11/2016	05/10/2016		(8,409)	(8,428)
	1.000	02/23/2016	05/10/2016		(10,568)	(10,588)
	1.000	03/01/2016	05/10/2016		(10,764)	(10,783)
RBC	1.470	02/04/2016	08/04/2016		(10,575)	(10,613)
	1.550	04/08/2016	10/07/2016		(6,142)	(6,148)
RDR	(1.000)	01/22/2016	TBD	(2)	(905)	(902)
	1.030	02/10/2016	05/10/2016		(13,052)	(13,083)
	1.030	04/25/2016	05/10/2016		(8,686)	(8,688)
	1.550	04/01/2016	09/16/2016		(3,981)	(3,986)
UBS	1.280	04/21/2016	07/21/2016		(7,339)	(7,342)
	1.380	03/09/2016	05/27/2016		(8,227)	(8,244)

Total Reverse Repurchase Agreements						$(127,017)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended April 30, 2016 was $(80,829) at a weighted average interest rate of 0.616%.

(i)	Securities with an aggregate market value of $146,195 have been pledged as collateral under the terms of master agreements as of April 30, 2016.

(j)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$7,029	$390	$397	$0	$(10)
CDX.HY-25 5-Year Index	5.000	12/20/2020	14,100	484	908	0	(22)

				$874	$1,305	$0	$(32)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$241,310	$25,069	$2,650	$220	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026	37,000	1,749	(1)	32	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044	617,800	184,184	115	2,904	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	821,300	(50,042)	11,733	0	(3,873)

					$160,960	$14,497	$3,156	$(3,873)

Total Swap Agreements					$161,834	$15,802	$3,156	$(3,905)

(k)	Securities with an aggregate market value of $1,953 and cash of $11,308 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2016.

(l)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	05/2016	GBP	338		$478	$0	$(16)
BOA	06/2016	EUR	3,698		5,063	823	0
	06/2016		$216	EUR	160	0	(33)
BRC	06/2016	EUR	692		$952	158	0
CBK	05/2016	GBP	449		647	0	(9)
	05/2016		$491	JPY	54,443	21	0
	06/2016	JPY	54,443		$491	0	(21)
DUB	05/2016	GBP	281		404	0	(6)
	06/2016	EUR	386		528	86	0
GLM	05/2016	BRL	575		160	0	(7)
	05/2016	EUR	1,692		1,914	0	(23)
	05/2016	GBP	57,945		82,754	0	(1,913)
	05/2016		$167	BRL	575	1	0
HUS	05/2016	JPY	54,443		$484	0	(27)
	05/2016		$160	EUR	141	1	0
IND	05/2016		37,699		33,285	414	0
	06/2016	EUR	33,285		$37,731	0	(415)
JPM	05/2016		9,170		10,444	0	(56)
	05/2016	GBP	112		164	0	0
	05/2016		$553	EUR	488	6	0
	06/2016	GBP	59,408		$86,672	0	(138)
MSB	05/2016		283		405	0	(9)
	06/2016	EUR	971		1,335	222	0
	06/2016	GBP	397		581	1	0
NAB	06/2016	EUR	2,113		2,901	478	0
	07/2016		268		364	56	0
SCX	05/2016		$322	EUR	283	2	0
UAG	05/2016	EUR	23,335		$26,153	0	(567)

Total Forward Foreign Currency Contracts						$2,269	$(3,240)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2016 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized (Depreciation)	Asset	Liability
BPS	Banco Espirito Santo S.A.	5.000%	09/20/2020	14.877%	EUR	5,000	$0	$(1,384)	$0	$(1,384)
	Petrobras Global Finance BV	1.000	12/20/2024	7.584		$1,700	(332)	(292)	0	(624)
GST	Petrobras Global Finance BV	1.000	12/20/2024	7.584		2,200	(437)	(371)	0	(808)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	7.138		400	(33)	(43)	0	(76)
	Petrobras Global Finance BV	1.000	12/20/2024	7.584		2,800	(581)	(447)	0	(1,028)
MYC	Chesapeake Energy Corp.	5.000	09/20/2020	18.259		100	(10)	(29)	0	(39)
	Petrobras Global Finance BV	1.000	12/20/2019	7.138		13,700	(1,268)	(1,349)	0	(2,617)

							$(2,661)	$(3,915)	$0	$(6,576)

Total Swap Agreements							$(2,661)	$(3,915)	$0	$(6,576)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(m)	Securities with an aggregate market value of $8,532 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,811	$0	$9,811
Corporate Bonds & Notes
Banking & Finance	0	262,512	13,274	275,786
Industrials	3,403	179,828	10,351	193,582
Utilities	0	65,352	171	65,523
Municipal Bonds & Notes
California	0	20,711	0	20,711
District of Columbia	0	11,120	0	11,120
Illinois	0	19,531	0	19,531
New York	0	3,596	0	3,596
Pennsylvania	0	7,093	0	7,093
Texas	0	8,598	0	8,598
Virginia	0	1,127	0	1,127
West Virginia	0	9,493	0	9,493
U.S. Government Agencies	0	18,935	9,075	28,010
U.S. Treasury Obligations	0	3,269	0	3,269
Non-Agency Mortgage-Backed Securities	0	175,174	1,236	176,410
Asset-Backed Securities	0	160,141	0	160,141
Sovereign Issues	0	9,900	0	9,900
Common Stocks
Financials	0	0	581	581
Preferred Securities
Banking & Finance	0	14,947	0	14,947
Short-Term Instruments
Repurchase Agreements	0	34,285	0	34,285
U.S. Treasury Bills	0	7,476	0	7,476

Total Investments	$3,403	$1,022,899	$34,688	$1,060,990

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,156	0	3,156
Over the counter	0	2,269	0	2,269
	$0	$5,425	$0	$5,425

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,905)	0	(3,905)
Over the counter	0	(9,816)	0	(9,816)

	$0	$(13,721)	$0	$(13,721)

Totals	$3,403	$1,014,603	$34,688	$1,052,694

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,224	$0	$(164)	$3	$2	$102	$4,107	$0	$13,274	$123
Industrials	10,339	0	0	9	0	3	0	0	10,351	3
Utilities	0	0	0	0	0	0	171	0	171	0
U.S. Government Agencies	5,491	8,560	(77)	(4,040)	31	(890)	0	0	9,075	(889)
Non-Agency Mortgage-Backed Securities	3,427	0	(2,124)	0	55	(122)	0	0	1,236	(14)
Common Stocks
Financials	867	0	0	0	0	(286)	0	0	581	(286)

Totals	$29,348	$8,560	$(2,365)	$(4,028)	$88	$(1,193)	$4,278	$0	$34,688	$(1,063)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$13,274	Proxy Pricing	Base Price	83.52 - 112.38
Industrials	10,351	Proxy Pricing	Base Price	100.09
Utilities	171	Third Party Vendor	Broker Quote	98.00
U.S. Government Agencies	7,486	Proxy Pricing	Base Price	51.90
	1,589	Third Party Vendor	Broker Quote	2.24
Non-Agency Mortgage-Backed Securities	1,236	Proxy Pricing	Base Price	98.90
Common Stocks
Financials	581	Other Valuation Techniques (2)	—	—

Total	$34,688

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 1,108,937	$56,549	$(104,496)	$(47,947)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JML	JPMorgan Securities PLC	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro	JPY	Japanese Yen

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
CBO	Collateralized Bond Obligation	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016